SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of November 11, 2015)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund – Class C Shares	JPMorgan Prime Money Market Fund – Class C Shares

JPMorgan Liquid Assets Money Market Fund – Class C Shares	One Group Prime Money Market Fund – Class C Shares

JPMorgan U.S. Treasury Plus Money Market Fund – Class C Shares	One Group U.S. Treasury Securities Money Market Fund – Class C Shares

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund – Class C Shares	JPMorgan Diversified Fund – Class C Shares

JPMorgan Dynamic Small Cap Growth Fund – Class C Shares	JPMorgan Dynamic Small Cap Fund – Class C Shares (name effective until 6/29/07)

JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A

JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares

JPMorgan Intrepid European Fund – Class C Shares	JPMorgan Fleming Intrepid European Fund – Class C Shares

JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares

JPMorgan Growth and Income Fund – Class C Shares	JPMorgan Growth and Income Fund – Class C Shares

JPMorgan International Opportunities Fund – Class C Shares	N/A

JPMorgan International Value Fund – Class C Shares	N/A

JPMorgan Intrepid America Fund – Class C Shares	JPMorgan Intrepid America Fund – Class C Shares

JPMorgan Intrepid Growth Fund – Class C Shares	JPMorgan Intrepid Growth Fund – Class C Shares

JPMorgan Intrepid Advantage Fund – Class C Shares

JPMorgan Intrepid Investor Fund – Class C Shares, JPMorgan Intrepid Contrarian Fund – Class C Shares (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund – Class C Shares (name effective 2/28/13)

JPMorgan Intrepid International Fund – Class C Shares	JPMorgan Tax Aware International Opportunities Fund – Class C Shares

JPMorgan Intrepid Value Fund – Class C Shares	JPMorgan Intrepid Value Fund – Class C Shares

JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares

JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares

JPMorgan U.S. Equity Fund – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares

Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares

JPMorgan Realty Income Fund – Class C Shares	Undiscovered Managers REIT Fund – Class C Shares

JPMorgan Intrepid Mid Cap Fund – Class C Shares	One Group Diversified Mid Cap Fund – Class C Shares and JPMorgan Diversified Mid Cap Fund – Class C Shares

JPMorgan Equity Income Fund – Class C Shares	One Group Equity Income – Class C Shares

JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares

JPMorgan International Research Enhanced Equity Fund – Class C Shares	One Group International Equity Index Fund – Class C Shares and JPMorgan International Equity Index Fund – Class C Shares (name effective until 6/30/14)

Current Name	Prior Name
JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares

JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares

JPMorgan Market Expansion Enhanced Index Fund – Class C Shares	One Group Market Expansion Index Fund – Class C Shares and JPMorgan Market Expansion Index Fund – Class C Shares (name effective until 4/30/13)

JPMorgan Research Market Neutral Fund – Class C Shares	JPMorgan Market Neutral Fund – Class C Shares (name effective until 2/28/10)

JPMorgan Multi-Cap Market Neutral Fund – Class C Shares	One Group Market Neutral Fund – Class C Shares

JPMorgan Mid Cap Equity Fund – Class C Shares	N/A

JPMorgan Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares and JPMorgan Diversified Mid Cap Growth Fund – Class C Shares (name effective until 6/27/09)

JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares

JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares

JPMorgan Value Advantage Fund – Class C Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A

JPMorgan U.S. Dynamic Plus Fund – Class C Shares	JPMorgan Intrepid Long/Short Fund – Class C Shares (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund – Class C Shares (name effective until 5/3/10)

JPMorgan China Region Fund – Class C Shares	N/A

JPMorgan Latin America Fund – Class C Shares	N/A

JPMorgan Dynamic Growth Fund – Class C Shares	N/A

JPMorgan U.S. Small Company Fund – Class C Shares	N/A

JPMorgan Emerging Economies Fund – Class C Shares	N/A

JPMorgan Access Balanced Fund – Class C Shares	N/A

JPMorgan Access Growth Fund – Class C Shares	N/A

JPMorgan Research Equity Long/Short Fund – Class C Shares	N/A

JPMorgan Global Resources Fund – Class C Shares (to be liquidated on or about 12/16/15)	N/A

JPMorgan Tax Aware Equity Fund – Class C Shares	JPMorgan Tax Aware Equity Fund – Class C Shares (name effective until 12/10/10)

JPMorgan International Equity Income Fund – Class C Shares	JPMorgan Global Equity Income Fund – Class C Shares (name effective until 1/30/15)

JPMorgan Equity Focus Fund – Class C Shares	N/A

Security Capital U.S. Core Real Estate Securities Fund – Class C Shares	N/A

JPMorgan Asia Pacific Fund – Class C Shares	JPMorgan Asia Pacific Focus Fund – Class C Shares (name effective until 6/28/12)

JPMorgan Global Unconstrained Equity Fund – Class C Shares	N/A

JPMorgan International Unconstrained Equity Fund – Class C Shares	N/A

JPMorgan SmartAllocation Equity Fund – Class C Shares	N/A

JPMorgan Global Research Enhanced Index Fund – Class C Shares	N/A

JPMorgan Emerging Markets Equity Income Fund – Class C Shares	N/A

JPMorgan Hedged Equity Fund – Class C Shares	N/A

JPMorgan Equity Low Volatility Income Fund – Class C Shares	N/A

Current Name	Prior Name
JPMorgan Opportunistic Equity Long/Short Fund – Class C Shares	N/A

JPMorgan International Discovery Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund – Class C Shares	JPMorgan California Bond Fund – Class C Shares

JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares

JPMorgan Intermediate Tax Free Bond Fund – Class C Shares	JPMorgan Intermediate Tax Free Income Fund – Class C Shares

JPMorgan New York Tax Free Bond Fund – Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class C Shares

JPMorgan Core Bond Fund – Class C Shares	One Group Bond Fund – Class C Shares

JPMorgan Government Bond Fund – Class C Shares	One Group Government Bond Fund – Class C Shares

JPMorgan High Yield Fund – Class C Shares	One Group High Yield Bond Fund – Class C Shares and JPMorgan High Yield Bond Fund – Class C Shares (name effective until 8/30/09)

JPMorgan Core Plus Bond Fund – Class C Shares	One Group Income Bond Fund – Class C Shares

JPMorgan Municipal Income Fund – Class C Shares	One Group Municipal Income Fund–Class C Shares

JPMorgan Ohio Municipal Bond Fund – Class C Shares	One Group Ohio Municipal Bond Fund – Class C Shares

JPMorgan Short Duration Bond Fund – Class C Shares	One Group Short-Term Bond Fund – Class C Shares

JPMorgan Short-Intermediate Municipal Bond Fund – Class C Shares	One Group Short-Term Municipal Bond Fund – Class C Shares and JPMorgan Short Term Municipal Bond Fund – Class C Shares (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares

JPMorgan Treasury & Agency Fund – Class C Shares	One Group Treasury & Agency Fund – Class C Shares

JPMorgan Limited Duration Bond Fund – Class C Shares

One Group Ultra Short-Term Bond Fund – Class C Shares and JPMorgan Ultra Short Term Bond Fund – Class C Shares (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund – Class C Shares (name effective until 9/14/09)

JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A

JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares

JPMorgan Tax Aware High Income Fund – Class C Shares	N/A

JPMorgan Strategic Income Opportunities Fund – Class C Shares	N/A

JPMorgan Total Return Fund – Class C Shares	N/A

JPMorgan Inflation Managed Bond Fund – Class C Shares	N/A

JPMorgan Unconstrained Debt Fund – Class C Shares	JPMorgan Multi-Sector Income Fund – Class C Shares (name effective until 10/22/14)

JPMorgan Diversified Real Return Fund – Class C Shares	N/A

JPMorgan Tax Aware Income Opportunities Fund – Class C Shares	N/A

JPMorgan Floating Rate Income Fund – Class C Shares	N/A

JPMorgan Emerging Markets Local Currency Debt Fund – Class C Shares	N/A

JPMorgan SmartAllocation Income Fund – Class C Shares	N/A

JPMorgan Mortgage-Backed Securities Fund – Class C Shares	N/A

Current Name	Prior Name
JPMorgan Global Bond Opportunities Fund – Class C Shares	N/A

JPMorgan Commodities Strategy Fund – Class C Shares	N/A

JPMorgan Corporate Bond Fund – Class C Shares	N/A

JPMorgan Short Duration High Yield Fund – Class C Shares	N/A

JPMorgan Emerging Markets Corporate Debt Fund – Class C Shares	N/A

JPMorgan Income Fund – Class C Shares	N/A

JPMorgan Flexible Credit Long/Short Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund – Class C Shares	One Group Investor Balanced Fund – Class C Shares

JPMorgan Investor Conservative Growth Fund – Class C Shares	One Group Investor Conservative Growth Fund – Class C Shares

JPMorgan Investor Growth & Income Fund – Class C Shares	One Group Investor Growth & Income Fund – Class C Shares

JPMorgan Investor Growth Fund – Class C Shares	One Group Investor Growth Fund – Class C Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2015 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2020 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2055 Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend Income Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend 2015 Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend 2020 Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend 2025 Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend 2030 Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend 2035 Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend 2040 Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend 2045 Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend 2050 Fund – Class C Shares	N/A

JPMorgan SmartRetirement Blend 2055 Fund – Class C Shares	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund – Class C Shares	JPMorgan Global Flexible Fund – Class C Shares (name effective until 2/17/11)

JPMorgan Systematic Alpha Fund – Class C Shares	JPMorgan Diversified Risk Fund – Class C Shares (name effective until 5/14/14)

JPMorgan Multi-Manager Alternatives Fund – Class C Shares	N/A

*            *             *            *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust III

JPMorgan Trust IV

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title: